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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT


         This Agreement dated as of July 31, 1997 is entered into by and between Genzyme Corporation, a Massachusetts corporation (the "Company"), and Canadian Medical Discoveries Fund Inc. (the "Purchaser").

         WHEREAS, the Company and the Purchaser have entered into a series of three warrant agreements of even date herewith (collectively, the "Warrants") pursuant to which the Purchaser has the right, subject to the respective terms and conditions of the Warrants, to acquire shares of the Company's Common Stock (as defined below); and

         WHEREAS, the Company and the Purchaser desire to provide for certain arrangements with respect to the registration of resales of shares of the Company's Common Stock issued upon exercise of the Warrants under the Securities Act of 1933, as amended.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

              "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

              "COMMON STOCK" means the series of common stock of the Company issuable upon exercise of the Warrants, together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "GMO IPO" means the first underwritten public offering for the account of the Company of shares of Genzyme Molecular Oncology Division Common Stock, $.01 par value per share (the "GMO Stock"), on a firm commitment basis pursuant to a Registration Statement (as defined below) filed with the Commission covering such offering.

              "REGISTRABLE SHARES" means (i) the shares of Common Stock issued upon exercise of the Warrants, (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale



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pursuant to a Registration Statement, Section 4(1) of the Securities Act or
Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 11 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon exercise of the Warrants even if such exercise has not yet been effected.

              "REGISTRATION EXPENSES" means the expenses described in Section 4.

              "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

              "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "STOCKHOLDERS" means the Purchaser and any persons or entities to whom the rights granted under this Agreement are transferred by the Purchaser, their successors or assigns pursuant to Section 11 hereof.

         2.   REQUIRED REGISTRATIONS.

              a. At any time after the issuance of Registrable Shares, a Stockholder or Stockholders may request, in writing, that the Company effect the registration on Form S-3 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate offering price, net of underwriting discounts and commissions, of at least $500,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting and the inclusion of such Stockholders' Registrable Shares in the underwriting to the extent provided in this Section 2. The Company and all Stockholders proposing to distribute their Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its

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notice, to elect to have included in such registration such of their Registrable
Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

              b. The Company shall not be required to effect more than one registration pursuant to paragraph (a) above during any twelve-month period and no more than three such registrations in the aggregate. In addition, the Company shall not be required to cause or permit any Registration Statement to become effective pursuant to this Section 2 during the 180-day period after the closing date of the GMO IPO.

              c. If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any twelve-month period.

         3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

              a. file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

              b. as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

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              c.   as expeditiously as possible furnish to each selling
Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

              d. as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

         4. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement; PROVIDED, HOWEVER, that if a registration under Section 2 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel to represent the selling Stockholders (which counsel shall also be counsel to the Company unless counsel to the Company has a conflict of interest with respect to the representation of any selling Stockholder or the underwriter managing the offering objects to the representation of the selling Stockholders by Company counsel, in which case the

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Company shall pay the fees and expenses of one separate counsel selected by the selling Stockholders), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel representing all selling Stockholders).

         5.   INDEMNIFICATION AND CONTRIBUTION.

              a. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless, to the full extent permitted by law, the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission (i) made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof; or (ii) contained in a preliminary prospectus and corrected in a final or amended prospectus if such seller, underwriter or controlling person received notice of such final or amended prospectus prior to the effective date of the Registration Statement but failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability, in any case where such delivery is required by the Securities Act.

              b. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares,

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severally and not jointly, will indemnify and hold harmless, to the full extent permitted by law, the Company, each of its directors and officers, each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act and each other seller of Registrable Shares, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter, controlling person or seller may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; and will reimburse the Company, each of its directors and officers, each such underwriter and controlling person and each other such seller of Registrable Shares for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

              c. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 unless and to the extent that such failure results in the forfeiture of substantive rights or defenses by the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to

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entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party and the Indemnifying Party shall not be required to indemnify any Indemnified Party for any amount paid or payable by such Indemnified Party in settlement of any claim or litigation without such consent.

         6. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         7. INFORMATION BY HOLDER. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         8.   RULE 144 REQUIREMENTS. The Company agrees to:

              a. comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

              b. file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and

              c. furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.


         9. MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the

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surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that the provisions of this Section 9 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

         10. TERMINATION. All of the Company's obligations to register Registrable Shares of a Stockholder under this Agreement shall terminate on the earlier of (i) the tenth anniversary of this Agreement or (ii) such time as such Stockholder can sell all of the Registrable Shares which such Holder then holds at one time pursuant to Rule 144 under the Securities Act without regard to or in violation of the volume limitations imposed by Rule 144.

         11. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity that acquires or that would own after such transfer at least ten percent (10%) of the total number of Registrable Shares, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound by all of the provisions of this Agreement.

         12. "MARKET STAND-OFF" AGREEMENT. Upon receipt of a written request by the Company and its underwriter, the Stockholders shall not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company's Common Stock or other securities of the Company for a period of one hundred and eighty
(180) days following the closing date of the GMO IPO; PROVIDED, HOWEVER, that the agreement described in this Section 12 shall not apply unless all executive officers and directors of the Company enter into similar agreements. Such agreement shall be in writing and in form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of the 180-day period.

         13.  GENERAL.

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              a.   NOTICES. All notices, requests, consents, and other
communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at Genzyme Corporation, Attention: General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser; or

         If to a Stockholder, at the address set forth on EXHIBIT A, or at such other address or addresses as may have been furnished to the Company in writing by the Purchaser, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109 Attention: Steven D. Singer, Esq.

         Notices provided in accordance with this Section 13(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

              b. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

              c. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least [66%] of the Registrable Shares then outstanding; PROVIDED, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

              d. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

              e. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

              f. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


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         Executed as of the date first written above.


                                      GENZYME CORPORATION


                                      By: /s/ David J. McLachlan
                                          ----------------------------------
                                      Title: Executive Vice President
                                             ------------------------------

                                      CANADIAN MEDICAL DISCOVERIES FUND INC.


                                      By: /s/ E. Rygiel
                                          ----------------------------------
                                      Title: Director
                                             -------------------------------

                                      By: /s/ R. Lockie
                                          ----------------------------------
                                      Title: Chief Financial Officer
                                             -------------------------------













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